EXHIBIT 99.2

    Case 1:08-cv-00151-LRR    Document 12   Filed 02-26-10    Page 1 of 3




                      IN THE UNITED STATES DISTRICT COURT
                       FOR THE NORTHERN DISTRICT OF IOWA
                             CEDAR RAPIDS DIVISION

__________________________________
UNITED STATES OF AMERICA,         )
                                  )
         Plaintiff,               )
                                  )
         v.                       )         Case No. 08-CIV-151-LRR
                                  )
BERTHEL SBIC, LLC                 )
                                  )
         Defendant,               )
__________________________________)


                MOTION OF THE U.S. SMALL BUSINESS ADMINISTRATION
       AS RECEIVER FOR BERTHEL SBIC, LLC FOR ENTRY OF AN ORDER APPROVING
         AND CONFIRMING THE FIRST RECEIVER'S REPORT FOR THE PERIOD FROM
                   JANUARY 7, 2009 THROUGH DECEMBER 31, 2009

     Comes now the United States Small Business Administration ("SBA"), appointed as Receiver ("Receiver") for Berthel SBIC, LLC ("Berthel"), by order of this Court, entered January 7, 2009, and hereby moves this Court for the entry of an Order Approving and Confirming the First Receiver's Report for the Period beginning January 7, 2009, and ending December 31, 2009 (the "First Receiver's Report'). The First Receiver's Report is annexed hereto as Exhibit A. A Memorandum of Law in support of this Moton is being filed simultaneously herewith.

     For the reasons more specifically addressed in the accompanying Memorandum of Law, the Receiver respectfully requests that this Court grant this Motion and approve and confirm the First Receivers Report, and the acts and transactions and receipts and disbursements reported therein.

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    Case 1:08-cv-00151-LRR    Document 12   Filed 02-26-10    Page 2 of 3



                              Respectfully submitted,
                              STEPHANIE M. ROSE
                              UNITED STATES ATTORNEY



Dated: 02/26/2010             By:  /s/  Lawrence D. Kudej
       ----------                --------------------------------
                                        LAWRENCE D. KUDEJ
                                        Assistant United States Attorney
                                        401 1St Street SE, Suite 400
                                        Cedar Rapids, Iowa 52401-1825
                                        Telephone No,: (319)363-6333
                                        Fax No,: (319)363-1990
                                        Larry.Kudej@usdoj.gov


Dated: 02/26/2010             By:  /s/  Lawrence D. Kudej for
       ----------                --------------------------------
                                        ARLENE P. MESSINGER
                                        Assistant General Counsel for SBIC
                                        Enforcement
                                        U.S. Small Business Administration
                                        Office of General Counsel
                                        409 Third Street, SW.. 7th Floor
                                        Washington, D.C. 20416
                                        Telephone No,: (202) 205-6857
                                        Fax No,: (202) 481-0325


                                        Attorneys for U.S. Small Business
                                        Administration as Receiver for Berthel
                                        SBIC, LLC

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


    Case 1:08-cv-00151-LRR    Document 12   Filed 02-26-10    Page 3 of 3



                             CERTIFICATE OF SERVICE
                             ----------------------

     I HEREBY CERTIFY that service of the foregoing Motion of the U.S. Small Business Administration, as Receiver for Berthel SBIC, LLC, for Entry of an Order Approving and Confirming the First Receiver's Report For The Period From January 7, 2009 Through December 31, 2009, Memorandum of Law in Support of Receiver's Motion, and proposed Order, has been made this 26th day of February 2010, by mailing a copy thereof by first class mail, postage prepaid to:


Berthel Fisher & Co. Planning
701 Tama Street, Building B
Marion, Iowa 52302-0609
Attn:    Thomas J. Berthel

Berthel Growth and Income Trust I
701 Tama Street, Building B
Marion, Iowa 52302-0609
Attn:    Thomas J. Berthel



/s/  Julie A. Leeper
-------------------------------------
     JULIE A. LEEPER, LEGAL ASSISTANT
     UNITED STATES ATTORNEY'S OFFICE


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